September 1, 2021

BNY MELLON INVESTMENT FUNDS I

- BNY Mellon Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by Newton Investment Management North America LLC (Newton), an affiliate of BNYM Investment Adviser. The team members who are jointly and primarily responsible for managing the fund's portfolio are Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA and Jonathan J. Piskorowski, CFA. Mr. Corrado and Ms. Brandaleone have been primary portfolio managers of the fund since February 2000. Mr. Piskorowski has been a primary portfolio manager of the fund since October 2014. Mr. Corrado is a portfolio manager at Newton. Ms. Brandaleone and Mr. Piskorowski are each research analysts at Newton.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of investment professionals employed by Newton. The team members who are jointly and primarily responsible for managing the fund's portfolio are Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA and Jonathan J. Piskorowski, CFA. Mr. Corrado and Ms. Brandaleone have been primary portfolio managers of the fund since February 2000. Mr. Piskorowski has been a primary portfolio manager of the fund since October 2014. Mr. Corrado is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1986. Ms. Brandaleone is a research analyst at Newton. She has been employed by Newton or a predecessor company of Newton since 1991. Mr. Piskorowski is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2006.

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